UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

 (713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2014, Synthesis Energy Systems, Inc. (the “Company”) entered into a letter agreement with Lorenzo Lamadrid, the Chairman of the Company’s Board of Directors (the “Board”), amending the terms of his consulting agreement with the Company dated May 30, 2006, as amended on August 15, 2010. The term of Mr. Lamadrid’s existing employment agreement with the Company expired on December 31, 2013. Pursuant to the letter agreement, the term of Mr. Lamadrid’s employment agreement was extended through December 31, 2014 and shall be automatically renewed for successive one year terms on each anniversary of such date, unless written notice of nonrenewal is delivered by the Company to Mr. Lamadrid at least 30 days before the end of the then current term.

A copy of the consulting agreement and the prior letter agreement amendment are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and a copy of the amendment is filed herewith as Exhibit 10.3.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The text set forth in Item 1.01 regarding the terms and conditions of the amendment to the consulting agreement between the Company and Lorenzo Lamadrid is incorporated into this Item 5.02 by reference.

Item 8.01 Other Events.

On April 11, 2014, the Board approved May 29, 2014 as the date for the Company’s Annual Meeting of Stockholders for the year ended June 30, 2013 (the “Meeting”) to be held at the Company’s principal executive offices located at Three Riverway, Suite 300, Houston, Texas 77056. The Board also approved March 31, 2014 as the record date for the Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Because the Meeting will be held more than 30 days from the anniversary of the Company’s Annual Meeting of Stockholders for the year ended June 30, 2012 (the “Prior Meeting”), the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Meeting. Such proposals must be delivered to Charles Costenbader, the Company’s Chief Financial Officer at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056 no later than the close of business on April 21, 2014 to be considered timely, pursuant to the terms of the Company’s Amended and Restated Bylaws, before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and may be omitted if not in compliance with applicable requirements.

Because the Meeting will be held more than 30 days from the anniversary of the Prior Meeting, in accordance with the Company’s Amended and Restated Bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be received not later than the close of business on April 21, 2014 in order to be considered at the 2013 Annual Meeting of Stockholders. Such proposals must be delivered to the Charles Costenbader, the Company’s Chief Financial Officer at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056 and must also comply with all other requirements set forth in the Company’s Amended and Restated Bylaws and other applicable laws..

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1 Consulting Agreement between the Company and Lorenzo Lamadrid dated May 30, 2006 (incorporated by reference herein to Exhibit 10.11 to the Company’s Registration Statement on Form SB-2 (File No. 333-140367) filed on January 31, 2007).

10.2 Letter Agreement between the Company and Lorenzo Lamadrid dated August 15, 2010 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 17, 2010).

*10.3 Letter Agreement between the Company and Lorenzo Lamadrid dated April 11, 2014.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 11, 2014	By:	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

Exhibit Index

10.1	Consulting Agreement between the Company and Lorenzo Lamadrid dated May 30, 2006 (incorporated by reference herein to Exhibit 10.11 to the Company’s Registration Statement on Form SB-2 (File No. 333-140367) filed on January 31, 2007).

10.2	Letter Agreement between the Company and Lorenzo Lamadrid dated August 15, 2010 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 17, 2010).

*10.3	Letter Agreement between the Company and Lorenzo Lamadrid dated April 11, 2014.

* Filed herewith